                                                           L&W Draft of 05/16/96
                                4,500,000 Shares

                       EVANS WITHYCOMBE RESIDENTIAL, INC.

                            (a Maryland corporation)

                                  Common Stock

                           (Par Value $.01 Per Share)


                               PURCHASE AGREEMENT


                                                                    May __, 1996

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
DEAN WITTER REYNOLDS INC.
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.
  as Representatives of the several Underwriters
c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters - North Tower
250 Vesey Street
World Financial Center
New York, New York  10281-1209

Ladies and Gentleman:

          Evans Withycombe Residential, Inc., a Maryland corporation (the "Company"), Evans Withycombe Residential, L.P., a Delaware limited partnership (the "Operating Partnership"), AEW Partners, L.P. a Delaware limited partnership ("AEW") and CIIF Associates II Limited Partnership, a Delaware limited partnership ("Copley," and together with AEW, the "Selling Shareholders") each confirms its respective agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Dean Witter Reynolds Inc. ("Dean Witter"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), and Smith Barney Inc. ("Smith Barney") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Dean Witter, Morgan Stanley and Smith Barney are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of common stock, par value $.01 per share, of the Company ("Common Shares") set forth in

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Schedules A and B hereto and (ii) the grant by the Company and the Selling
Shareholders to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 675,000 additional Common Shares to cover over-allotments, if any. The aforesaid 4,500,000 Common Shares described in clause (i) above (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 675,000 Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are collectively hereinafter called the "Securities."

          The Company, the Operating Partnership and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-3002) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b).
The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated May 2, 1996 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the

                                        2

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foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          All references in this Agreement to financial statements and schedules and other information which is "described," "disclosed," "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended ("1934 Act"), which is or is deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

          SECTION 1.     REPRESENTATIONS AND WARRANTIES.

          (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND THE OPERATING PARTNERSHIP. The Company and the Operating Partnership jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

               (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective, and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with information contained in the last paragraph of the cover page of the Prospectus, the last paragraph on the inside cover page of the Prospectus and the second paragraph under the heading "Underwriting" in the Prospectus and furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration

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          Statement or Prospectus.  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission ("Regulation S-T").

               (ii) FORM S-3 REGISTRATION STATEMENT. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or, in each case, any part thereof has been issued and no proceeding for that purpose has been instituted or is pending or, to the knowledge of the Company or the Operating Partnership, is contemplated by the Commission or the state securities authority of any jurisdiction and any request on the part of the Commission for additional information has been complied with. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or is pending before or, to the knowledge of the Company or the Operating Partnership, is contemplated by, the Commission or the state securities authority of any jurisdiction.

               (iii) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iv) INDEPENDENT ACCOUNTANTS. Ernst & Young LLP, the accounting firm that certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               (v) FINANCIAL STATEMENTS. The financial statements included or incorporated by reference in the Registration Statement and the Prospectus,

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          together with the related schedules and notes, present fairly the financial position of the respective entity or entities presented therein at the dates indicated, and the results of their operations for the respective periods specified, and except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis ("GAAP") throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The financial information and data included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement. The pro forma financial information included in the Registration Statement and the Prospectus presents fairly the information shown therein, has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and has been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Other than the financial information and statements and supporting schedules included or incorporated therein, no other historical or pro forma financial information or supporting schedule is required by the 1933 Act or the 1933 Act Regulations to be included in the Registration Statement.

               (vi) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change or, to the knowledge of the Company and the Operating Partnership, any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, assets or business affairs of the Company, the Operating Partnership and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company, the Operating Partnership or any of the Subsidiaries (as defined below), other than those in the ordinary course of business, which are material with respect to the Company, the Operating Partnership and the Subsidiaries considered as one enterprise, or would result, upon consummation, in any inaccuracy in the representations contained in Section 1(a)(v) above, (C) there has been no casualty, loss or condemnation or other adverse event with respect to any Community or Development Right (each as defined in the Prospectus) that is material with respect to the Company, the Operating Partnership and the Subsidiaries considered as one enterprise, (D) except for regular quarterly dividends on its Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company

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          on any class of its capital stock and (E) there has been no material change in the capital stock or the partnership interests, as applicable, of the Company, the Operating Partnership or any of the Subsidiaries or any material change in the short-term debt or long-term debt of the Company, the Operating Partnership or any Subsidiary.

               (vii) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has the corporate power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, either singly or in the aggregate, result in a Material Adverse Effect.

               (viii) GOOD STANDING OF OPERATING PARTNERSHIP. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware Act"), with full partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement. The Operating Partnership is duly qualified or registered as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership, leasing or registration of property or the conduct of business, except where the failure to so qualify or register would not result in, either singly or in the aggregate, a Material Adverse Effect. The Operating Partnership and the Subsidiaries are the only subsidiaries of the Company. Except as described below, neither the Company, the Operating Partnership nor any of the Subsidiaries own any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity.

               (ix) GOOD STANDING OF PARTNERSHIPS.     Evans Withycombe Finance
          Partnership, L.P. (the "Financing Partnership") has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and the single purpose partnership that owns The Ashton Apartments in Corona Hills, California (the "Ashton Partnership"), has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of California. Each of the Financing Partnership and the Ashton Partnership has full partnership power and authority to own, lease and operate its properties and to conduct the business in which it is

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          engaged or proposes to engage as described in the Prospectus.  Each of the Financing Partnership and the Ashton Partnership is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership, leasing or registration of property or the conduct of business, except where the failure to so qualify or register would not, either singly or in the aggregate, result in a Material Adverse Effect. Evans Withycombe Finance, Inc., a wholly owned subsidiary of the Company, is the sole general partner of the Financing Partnership and is the holder of a 1% general partnership interest therein, and the Operating Partnership is the holder of the remaining 99% partnership interest therein. The Operating Partnership owns 99% of the partnership interests of the Ashton Partnership and the Company is the holder of the remaining 1% partnership interest therein. All of the partnership interests of the Financing Partnership and the Ashton Partnership are validly issued and fully paid and are free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (x) GOOD STANDING OF THE SUBSIDIARIES. Each of Evans Withycombe Management, Inc. (the "Management Company," and together with Evans Withycombe Finance, Inc., the Ashton Partnership and the Financing Partnership, the "Subsidiaries"), and Evans Withycombe Finance, Inc. has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus. Each of the Management Company and Evans Withycombe Finance, Inc. is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify, either singly or in the aggregate, would not result in a Material Adverse Effect. All of the issued and outstanding capital stock of each of the Management Company and Evans Withycombe Finance, Inc. has been duly authorized and validly issued, is fully paid and nonassessable and is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of such outstanding shares of capital stock was issued in violation of preemptive or similar rights of any securityholder of such Subsidiary. The ownership of the shares of capital stock of each of the Management Company and Evans Withycombe Finance, Inc. is as described in the prospectus for the Company's initial public offering dated August 10, 1994. All of the capital stock of Evans Withycombe Finance, Inc. has been owned by the Company since the formation of Evans Withycombe Finance, Inc. and such corporation is a "qualified REIT subsidiary" as defined in Section 856(i)(2) of the Internal Revenue Code of 1986, as amended (the "Code").

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               (xi) CAPITALIZATION.  The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the heading "CAPITALIZATION" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). All of the issued and outstanding Common Shares, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and are validly issued, fully paid and nonassessable, and have been offered and sold in compliance with all applicable laws, including, without limitation, federal and state securities laws. None of the outstanding Common Shares, including the Securities to be purchased from the Selling Shareholders, were issued in violation of the preemptive or other similar rights of any securityholder of the Company. The ownership thereof is as set forth in the Registration Statement. No shares of capital stock of the Company are reserved for any purpose except in connection with (A) the 1994 Stock Option Plan of the Company as described in the Prospectus, (B) the possible issuance of Common Shares upon the redemption of Units of the Operating Partnership pursuant to the Partnership Agreement of the Operating Partnership and
          (C) the issuance of the Securities. Except for options under the 1994 Stock Option Plan and Units of the Operating Partnership, there are no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for such shares or any other securities of the Company. The Company has duly reserved a sufficient number of Common Shares for issuance upon redemption of outstanding Units and exercise of options under the 1994 Stock Option Plan, as described in the Partnership Agreement of the Operating Partnership. The terms of the Common Shares conform in all material respects to all statements and descriptions related thereto contained or incorporated by reference in the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

               (xii) ISSUANCE OF SECURITIES. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable and each of the Underwriters will receive valid title to the Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The issuance of the Securities is not subject to any preemptive or other similar rights of any securityholder of the Company. No holder of the Securities will be subject to personal liability by reason of being such a holder. The form of share certificate to be used to evidence the Common Shares will be in due and proper form and will comply with all applicable legal requirements.

                                        8

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               (xiii)    OPERATING PARTNERSHIP UNITS.  The Units issued by the
          Operating Partnership, including, without limitation, the Units issued to the Company, have been duly authorized for issuance by the Operating Partnership to the holders thereof and are validly issued, fully paid and nonassessable. Immediately after the Closing Time, but before giving effect to the purchase of any Option Securities, __________ Units will be issued and outstanding, and the Company will be the sole general partner of the Operating Partnership and will be the holder of 18,179,379 Units representing ____% of the outstanding Units in the Operating Partnership, including the Company's 1% general partner interest therein. The Units and any Common Shares issued upon conversion of Units have been offered and sold in compliance with all applicable laws, including, without limitation, federal and state securities laws.

               (xiv) AUTHORIZATION OF AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership, and assuming due authorization, execution and delivery by the Representatives, is a valid and binding agreement of each of the Company and the Operating Partnership, enforceable against each of the Company and the Operating Partnership, in accordance with its terms; PROVIDED, HOWEVER, that the enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles, and the unenforceability under certain circumstances of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy or prohibited by law.

               (xv) ABSENCE OF DEFAULTS AND CONFLICTS. (A) None of the Company, the Operating Partnership or any Subsidiary is in violation of its charter, bylaws, certificate of limited partnership, partnership agreement or other governing document, as the case may be, and none of such entities is or will be in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which such entity is a party or by which such entity may be bound or affected, or to which any of the property or assets of such entity is subject (collectively, "Agreements and Instruments"), except for such violations or defaults that would not result in a Material Adverse Effect; (B) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities, the sale of Securities by the Selling Shareholders and the use of proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by each of the Company and the Operating Partnership with its obligations hereunder have been duly authorized by all necessary corporate or partnership action on the part of the Company, the Operating Partnership or any Subsidiary, as the case may be, and do not and will not, whether with or without the giving of notice

                                        9

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          or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any of the Subsidiaries pursuant to, any Agreement or Instrument, nor will such action result in any violation of the charter, bylaws, certificate of limited partnership, partnership agreement or other governing document, as the case may be, of such entity or any applicable law, statute, rule, regulation, judgment, order, writ or administrative or court decree. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Operating Partnership or any of the Subsidiaries.

               (xvi) ABSENCE OF PROCEEDINGS. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Operating Partnership, threatened, against or affecting the Company, the Operating Partnership or any Subsidiary, or of which any of their respective property or assets is the subject, which is required to be disclosed in the Registration Statement, other than as disclosed therein, or which might result in a Material Adverse Effect or which might materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder. All pending legal or governmental proceedings to which the Company, the Operating Partnership or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the earnings, assets, business affairs or business prospects of the Company, the Operating Partnership and the Subsidiaries considered as one enterprise and could not reasonably be expected to result in a Material Adverse Effect. There are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents of the Company, the Operating Partnership or any of the Subsidiaries which are required to be described or referred to in the Registration Statement, the Prospectus or other documents incorporated by reference therein or to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof or references thereto in the Registration Statement are true and correct in all material respects.

               (xvii)    TAX STATUS OF THE COMPANY.    The Company has been and
          is organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Code, and its method of operation has at all times enabled, and its proposed method of operation will enable, the Company to satisfy the requirements for taxation as a REIT under the Code.

               (xviii)   POSSESSION OF INTELLECTUAL PROPERTY.    The Company,
          the Operating Partnership and the Subsidiaries own or possess, or can acquire on reasonable terms, the licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Proprietary Rights") presently employed by them or necessary to carry on the business now operated by them, and neither the Company, the Operating Partnership nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Proprietary Rights, or of any facts which would render any Proprietary Rights invalid or inadequate to protect the interests of the Company, the Operating Partnership or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Change.

               (xix) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company, the Operating Partnership or any Subsidiary in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations or securities laws of any state or other jurisdiction and except for such as have been obtained.

               (xx) POSSESSION OF LICENSES AND PERMITS. Each of the Company, the Operating Partnership and the Subsidiaries possesses, or can acquire on reasonable terms, such certificates, licenses, approvals, consents, authorizations or permits ("Governmental Licenses") issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company, the Operating Partnership and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and none of the Company, the Operating Partnership or any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (xxi) ABSENCE OF LABOR DISPUTE. No material labor dispute with the employees of the Company, the Operating Partnership or any of the Subsidiaries exists or, to the knowledge of the Company, the Operating Partnership or any of the Subsidiaries, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal contractors which might be expected to result in a Material Adverse Effect.

               (xxii) LISTING. The Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

               (xxiii)   INVESTMENT COMPANY ACT.  None of the Company, the
          Operating Partnership or any Subsidiary is, or upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined under the Investment Company Act of 1940, as amended (the "1940 Act"), or is or will be required to be registered under the 1940 Act.

               (xxiv) ENVIRONMENTAL LAWS. (A) Except as has been disclosed in the Prospectus, the Communities, the properties managed by the Management Company (the "Managed Properties") and any other real property owned, occupied or operated by the Company, the Operating Partnership or any Subsidiary, are presently operated in compliance with all Environmental Laws (as defined below), except where a failure to comply would not, either singly or in the aggregate, result in a Material Adverse Effect.

                    (B) Except as has been disclosed in the Prospectus, there are no Environmental Laws requiring any remediation, clean up, repairs, construction or capital expenditures (other than normal maintenance) with respect to the Communities or the Managed Properties which would have, either singly or in the aggregate, a Material Adverse Effect.

                    (C) No notices of any violation or alleged violation of any Environmental Laws relating to the Communities or the Managed Properties or their uses have been received by any of the Company, the Operating Partnership, any Subsidiary or, to the best knowledge of the Company and the Operating Partnership, by any prior owner, operator or occupant of such properties, except for such violations which would not, either singly or in the aggregate, result in a Material Adverse Effect, and (ii) there are no writs, injunctions, decrees, orders or judgments outstanding, or any actions, suits, claims, proceedings or investigations pending or, to the best knowledge of the Company and the Operating Partnership, threatened, relating to the ownership, use, maintenance or operation of the Communities or the Managed Properties.

                    (D) Except as has been disclosed in the Prospectus, all material permits and licenses required under any Environmental Laws in respect of the operations of the Communities or the Managed Properties have been obtained, and such properties and the owners and operators thereof are in compliance, in all material respects, with the terms and conditions of such permits and licenses.

                    (E) All written reports of environmental surveys, audits, investigations and assessments in the possession or control of the Company and the Operating Partnership relating to the Communities (the "Environmental Reports") have been disclosed or made available to the Underwriters or their counsel.

                    (F) Except as set forth in the Environmental Reports, neither any Community nor any Managed Property (i) is included or, to the best knowledge of the Company, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA as a potential CERCLA removal, remedial or response site or (ii) is included or, to the best knowledge of the Company, proposed for inclusion on any similar list of potentially contaminated sites pursuant to any other applicable Environmental Law and none of the Company, the Operating Partnership or any Subsidiary has received any written notice from the EPA or any other Governmental Authority proposing the inclusion of any Community or Managed Property on such list.

                    (G) Except as disclosed in the Environmental Reports, there currently are no underground or above-ground storage tanks located on or in any Community or Managed Property.

                    (H) "Environmental Law" means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, demands, approvals, authorizations and similar items of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment as in effect as of the date hereof, including but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of "Hazardous Materials," substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes whether solid, liquid or gaseous in nature, into the air, surface water, ground water or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of substances, pollutants, contaminants or hazardous or toxic substances, materials, or wastes, whether solid, liquid or gaseous in nature, including by way of illustration and not by way of limitation, (x) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Sections 9601 ET SEQ.) ("CERCLA"), the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 ET SEQ.), the Clean Air Act (42 U.S.C. Sections 7401 ET SEQ.), the Federal Water Pollution Control, Act (33 U.S.C. Sections 1251), the Safe Drinking Water Act (42 U.S.C. Sections 300f ET SEQ.), the Toxic Substances Control Act (15 U.S.C. Sections 2601 ET SEQ.), the Endangered Species Act (16 U.S.C. Sections 1531 ET SEQ.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. Sections 11001 ET SEQ.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 ET SEQ.), the Clean Water Act, as amended (33 U.S.C. Section 1251 ET SEQ.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. Section 136 ET SEQ.), and the Occupational Safety and Health Act, as amended (29 U.S.C. Section 651 ET SEQ.), and (y) analogous state and local provisions.

                    (I)  "Hazardous Material" means any chemical substance:

                         (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action or policy, administrative request or civil complaint under any of the foregoing or under common law; or

                         (ii) which is defined as a "hazardous waste" or
               "hazardous substance" under any federal, state or local statute, regulation or ordinance or amendments thereto as in effect as of the date hereof, or as hereafter amended, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 ET SEQ.) and or the Resource Conservation and Recovery Act (42 U.S.C.
               Section 6901 ET SEQ.); or

                         (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, or any state or any political subdivision thereof having or asserting jurisdiction over any of the Communities or the Managed Properties; or

                         (iv) the presence of which on any of the Communities or
               the Managed Properties causes a nuisance upon such properties or to adjacent properties or poses a hazard to the health or safety of persons on or about any of the Communities or the Managed Properties; or

                         (v) the presence of which on adjacent properties constitutes a trespass by any owner or operator of the Communities, the Managed Properties or any Other Property; or

                         (vi) which contains gasoline, diesel fuel or other
               petroleum hydrocarbons, polychlorinated biphenyls (PCBs) or asbestos or asbestos-containing materials or urea formaldehyde foam insulation; or

                         (vii)     radon gas.

                    (J) "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law.

               (xxv) TITLE TO PROPERTY. The Operating Partnership, the Financing Partnership or the Ashton Partnership has good and marketable fee simple title to the land underlying each of the Communities and good and marketable title to the improvements thereon (in each case with title insurance thereon in full force and effect and which is adequate in accordance with industry standards) and all other assets that are required for the effective operation of such Communities in the manner in which they are currently operated, subject only to Permitted Exceptions (as herein defined); (B) all liens, charges or encumbrances on or affecting any of the Communities or the other property and assets of the Company, the Operating Partnership or any of the Subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (C) the Operating Partnership or the Financing Partnership (or the Management Company as agent for the Operating Partnership or the Financing Partnership) is the lessor of all tenant leases at each of the Communities; (D) each of the Communities complies in all material respects with all applicable federal, state and local codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to handicapped access to the Communities); (E) there are in effect for the property and assets of the Company, the Operating Partnership and the Subsidiaries insurance policies covering risks and in amounts that are commercially reasonable for the types of assets owned by them and that are consistent with the types and amounts of insurance typically maintained by prudent owners of similar assets, and none of the Company, the Operating Partnership or any Subsidiary has received from any insurance company notice of any material defects or deficiencies affecting the insurability of any such assets or any notices of cancellation or intent to cancel any such policies; (F) none of the Company, the Operating Partnership or any of the Subsidiaries has knowledge of any pending or threatened condemnation proceedings, zoning change, or other proceeding or action that will materially adversely affect the size of, use of, improvements on, construction on or access to the Communities; and (G) none of the Company, the Operating Partnership nor any of the Subsidiaries has received from any governmental authority notice of any violation of any federal, state or municipal law, rule or regulation (including relating to environmental matters) concerning the Communities or any part thereof which has not heretofore been cured, except where a failure to
          cure would not result in a Material Adverse Effect.   As used in this
          Agreement, "Permitted Exceptions" means: (i) real estate taxes and assessments not yet delinquent; (ii) covenants, restrictions, easements and other similar agreements, provided that the same are not violated by existing improvements or the current use and operation of a Community; (iii) zoning laws, ordinances and regulations, building codes, rules and other governmental laws, regulations, rules and orders affecting each Community, provided that the same are not violated by existing improvements or the current use and operation of a Community; (iv) any state of facts disclosed by the surveys relating to the Communities previously provided to the Representatives; (v) mortgage financing as described in the Prospectus.

               (xxvi) RIGHT OF FIRST REFUSAL. No person or entity has any option or right of first refusal to purchase all or any part of any Community or Development Right or any interest therein.

               (xxvii)   TAX RETURNS. Each of the Company, the Operating
          Partnership and the Subsidiaries has filed all federal, state, local and foreign income, franchise, sales and other tax returns which have been required to be filed and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith through appropriate proceedings and as to which appropriate reserves have been established.

               (xxviii) RULE 10b-6. None of the Company, the Operating Partnership, the Subsidiaries or any of their respective directors, officers or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Rule 10b-6 under the 1934 Act, or designed to cause or result in, or that has constituted or that reasonably might be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (xxix)    REGISTRATION RIGHTS.    Except for the Selling
          Shareholders (i) there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement and (ii) there are no other persons with registration or other similar rights to have any securities otherwise registered by the Company under the 1933 Act, except, in the case of
          (ii) above, holders of Units issued in connection with the Company's purchase of the Ashton Apartments in Corona Hills, California and Acacia Creek in Scottsdale, Arizona, Messrs. Evans and Withycombe and the Continuing Investors (as defined in the Company's initial public offering prospectus).

               (xxx) BROKER'S FEES. Neither the Company nor the Operating Partnership has incurred any liability for finder's or broker's fees or agent's commissions (other than those payable to the Underwriters) in connection with the execution and delivery of this Agreement, the offer and sale of the Securities or the transactions contemplated hereby.

               (xxxi) REGISTRATION AS BROKER. Neither the Company, the Operating Partnership nor any Subsidiary is required to register as a "broker" or "dealer" in accordance with the provisions of the 1934 Act or the rules and regulations promulgated thereunder.

               (xxxii)   COMPLIANCE WITH CUBA ACT.  The Company has complied
          with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, "Cuba Act") or is exempt therefrom.

          (b) REPRESENTATIONS AND WARRANTIES BY THE SELLING SHAREHOLDERS. Each Selling Shareholder severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery Date, and agrees with each Underwriter, as follows:

               (i) ACCURATE DISCLOSURE. (A) To the best knowledge of such Selling Shareholder, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct (except to the extent such representations and warranties relate to a Selling Shareholder other than such Selling Shareholder); (B) such Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and, to the best knowledge of such Selling Shareholder, the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (C) such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any information concerning the Company, the Operating Partnership or any Subsidiary of the Company which is not set forth in the Prospectus.

               (ii) AUTHORIZATION OF AGREEMENTS. Such Selling Shareholder has the full right, power and authority to enter into this Agreement and the Power of Attorney and Custody Agreement (as defined in Section 1(b)(iv) below) and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws, or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

               (iii) GOOD AND MARKETABLE TITLE. Such Selling Shareholder has and will, at the Closing Time, and, if any Option Securities are sold by such Selling Shareholder, on the Date of Delivery, have good and marketable title to the Securities to be sold by such Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

               (iv) DUE EXECUTION OF POWER OF ATTORNEY AND CUSTODY AGREEMENT. Such Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the Representatives, a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") with Stephen O. Evans, Chairman of the Board and Chief Executive Officer of the Company, and Paul R. Fannin, Senior Vice President and Chief Financial Officer of the Company, respectively, as attorneys-in-fact (individually, an "Attorney-in-Fact"), and Norwest Bank of Minnesota, N.A. as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Shareholder hereunder and to accept payment therefor; and each Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(e) or that may be required pursuant to Sections 5(j) and 5(l) on behalf of such Selling Shareholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Shareholder, as provided in
Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement.

               (v) ABSENCE OF MANIPULATION. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (vi) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this

Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

               (vii) RESTRICTION ON SALE OF SECURITIES. During a period of 120 days from the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

               (viii) CERTIFICATES SUITABLE FOR TRANSFER. Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

               (ix) NO ASSOCIATION WITH NASD. Neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the Bylaws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc. who will participate in the public offering of the Securities.

          (c) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or by a partner of the Operating Partnership and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by each of the Company and the Operating Partnership to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of a Selling Shareholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.


          SECTION 2.  SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

          (a) INITIAL SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or such Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

          (b) OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders and the Company hereby collectively grant an option to the Underwriters to purchase up to an additional 675,000 Common Shares at the price per share set forth in Schedule C. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company and the Selling Shareholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, the Company shall determine the number of Common Shares, if any, to be sold by the Company (which shall not exceed 300,000 Common Shares) and the Selling Shareholders (provided that any Option Securities to be sold by the Selling Shareholders shall be in proportion to the number of Initial Securities sold by them). Each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

          (c) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Gibson, Dunn & Crutcher, 333 South Grand Avenue, Los Angeles, California 90071; or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Shareholders, at 7:00 a.m. (Los Angeles time), on the third (fourth, if the pricing occurs after 4:30 p.m. Eastern Time on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than seven business days after such date as shall be agreed upon by the Representatives, the Company and the Selling Shareholders (such time and date of payment and delivery being herein called the "Closing Time").

          In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices of Gibson, Dunn & Crutcher, or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Shareholders, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Shareholders.

          Payment shall be made to the Company and the Selling Shareholders, as applicable, by wire transfer of immediately available funds or similar same day funds payable to the order of the Company and to the Custodian, or as the Custodian may direct, pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in the City of New York not later than 10:00 a.m. (Eastern time) on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

          SECTION 3. COVENANTS OF THE COMPANY. Each of the Company and the Operating Partnership, jointly and severally, covenants with each Underwriter as follows:

          (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. Subject to Section 3(b), the Company will comply with the requirements of Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement becomes effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission,
(iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. If the Company elects to rely on Rule 434, the Company will provide the Underwriters with copies of the form of Rule 434 Prospectus, in such number as the Underwriters may reasonably request, and file or transmit for filing with the Commission the form of Prospectus complying with Rule 434 of the 1933 Act in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date of this Agreement.

          (b) FILING OF AMENDMENTS. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such documents to which the Representatives or counsel for the Underwriters shall reasonably object.

          (c) RULE 434. If the Company uses Rule 434, it will comply with the requirements of Rule 434.

          (d) DELIVERY OF REGISTRATION STATEMENT. The Company will deliver to each of the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to each of the Representatives, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (excluding exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) DELIVERY OF PROSPECTUSES. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (f) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (g) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified, to file any general consent to service of process or to subject itself to taxation. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

          (h) RULE 158. The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (i) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under the heading "USE OF PROCEEDS."

          (j) LISTING. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange.

          (k) REGISTRATION ON SALE OF SECURITIES. During a period of 120 days from the date hereof, the Company and the Operating Partnership will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, any Common Shares or Units or any other security convertible into or exchangeable or exercisable for Common Shares or Units or file any registration statement under the 1933 Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in (i) or (ii) above is to be settled by delivery of Common Shares or Units or such other securities, in cash or otherwise, except for (A) Common Shares issued pursuant to this Agreement, (B) Common Shares issued or options to purchase Common Shares granted pursuant to existing employee benefit plans of the Company, (C) Common Shares or Units issued in exchange for the acquisition of additional multifamily apartment communities or interests therein (PROVIDED that the recipients of such Common Shares or Units referred to in clause (C) above agree in writing to lock-up provisions substantially identical to those contained in the Lock-Up Agreement attached hereto as Exhibit B) or (D) Common Shares issued upon redemption of Units.

          (l) REIT QUALIFICATION. The Company has, since its formation, operated in such a manner, and will continue to operate in such a manner, as to qualify for taxation as a "real estate investment trust" under the Code.

          (m) ACTION BY COMPANY REGARDING PRICE OF SECURITIES. Except for the authorization of actions permitted to be taken by the Underwriters as contemplated herein or in the Prospectus, neither the Company nor the Operating Partnership will (i) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, (ii) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (iii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (n) CUBA ACT. In accordance with the Cuba Act and without limitation to the provisions of Sections 6 and 7 hereof, the Company agrees to indemnify and hold harmless the Underwriters from and against any and all loss, liability, claim, damage and expense whatsoever (including fees and disbursements of counsel), as incurred, arising out of any violation by the Company of the Cuba Act.

          (o) REPORTING REQUIREMENTS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (p) REPRESENTATIONS AND WARRANTIES. Prior to the Closing Time, the Company and the Operating Partnership will notify the Representatives in writing immediately if (i) any event occurs that renders any of the representations and warranties of the Company and the Operating Partnership contained herein inaccurate or incomplete in any material respect or (ii) with respect to the representations and warranties of the Company and the Operating Partnership contained herein that are limited to materiality of the Company, the Operating Partnership and the Subsidiaries considered as one enterprise, any matter or event occurs that would render such representation or warranty inaccurate or incomplete if given with respect to the Company, the Operating Partnership or any Subsidiary on an individual basis.

          SECTION 4.  PAYMENT OF EXPENSES.

          (a) EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing (or reproduction) and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Securities to the Underwriters, (iii) the fees and other charges of the Company's counsel, accountants and other advisors, (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) the printing (or reproduction) and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing (or reproduction) and delivery to the Underwriters of copies of the Blue Sky Survey,
(vii) the fees of the National Association of Securities Dealers, Inc. ("NASD"), including the reasonable fees and other charges of counsel for the Underwriters in connection with the NASD's review of the terms of the proposed public offering of the Securities, (viii) the fees and expenses incurred in connection with the listing of the Common Shares on the New York Stock Exchange (ix) the fees and expenses of any transfer agent or registrar for the Securities, and (x) the fees and disbursements of counsel for the Selling Shareholders to the extent required by the Registration Rights Agreement dated as of August 17, 1994 by and among the Company and the holders on Exhibit A thereto (the "Registration Rights Agreement").

          (b) EXPENSES OF SELLING SHAREHOLDERS. Each Selling Shareholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by this Agreement, including
(i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters and the transfer among the Underwriters pursuant to an agreement among such Underwriters and (ii) the fees and disbursements of their respective counsel and accountants except for any such fees and expenses that are payable by the Company as provided in the Registration Rights Agreement.

          (c) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) or Section

11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and other charges of counsel for the Underwriters.

          SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, the Operating Partnership and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary, any partner of the Operating Partnership or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company, the Operating Partnership and the Selling Shareholders of their respective obligations hereunder, and to the following further conditions:

          (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective, and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the Closing Time the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of the 1933 Act Regulations. If the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

          (b) OPINION OF COUNSEL FOR COMPANY. At the Closing Time, the Representatives shall have received:

               (i) The favorable opinion, dated as of the Closing Time, of Gibson, Dunn & Crutcher LLP, counsel for the Company and the Operating Partnership, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                    (A) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business except where the failure to so qualify would not result in a Material Adverse Effect.

                    (B) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the heading "CAPITALIZATION" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). To the best knowledge of such counsel, except as set forth in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Common Shares pursuant to any agreement or instrument.

                    (C) The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the Delaware Act. The Operating Partnership has full partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement.

                    (D) The Operating Partnership is duly qualified as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

                    (E) The outstanding Units were duly authorized for issuance by the Operating Partnership to the holders thereof and are validly issued. The Company is the sole general partner of the Operating Partnership and, immediately prior to the sale of the Securities, is the holder of 16,179,379 of the 20,945,627 issued and outstanding Units and immediately following the Closing Time will be the holder of 18,179,379 of the issued and outstanding Units.

                    (F) Each of Evans Withycombe Finance, Inc. and the Financing Partnership has been duly organized and is validly existing as a corporation or partnership in good standing under the laws of the State of Delaware and the Ashton Partnership is validly existing as a partnership in good standing under the laws of the State of California. Each of Evans Withycombe Finance, Inc., the Financing Partnership and the Ashton Partnership has full corporate or partnership power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus. Each of Evans Withycombe Finance, Inc., the Financing Partnership and the Ashton Partnership is duly qualified or registered as a foreign corporation or partnership to transact business and is in good standing in each jurisdiction in which qualification to transact business is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not result in a Material Adverse Effect. All of the issued shares of capital stock of Evans Withycombe Finance, Inc. have been duly authorized and are validly issued, fully paid and nonassessable and are owned of record by the Company to the best knowledge of such counsel, free and clear of all liens, charges and encumbrances. The partnership units of the Financing Partnership have been authorized for issuance to Evans Withycombe Finance, Inc. and the Operating Partnership and are validly issued and fully paid, to the knowledge of such counsel, free and clear of all liens, charges and encumbrances. To the best knowledge of such counsel, all of the partnership interests of the Ashton Partnership are owned by the Operating Partnership and the Company, free and clear of all liens, charges and encumbrances.

                    (G) This Agreement has been duly authorized, executed and delivered by the Operating Partnership.

                    (H) To the knowledge of such counsel, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against the Company, the Operating Partnership or any Subsidiary that is required to be disclosed in the Registration Statement which is not disclosed therein. To the knowledge of such counsel, there are no contracts, indentures, mortgages, loan agreements, notes, lease or other instruments of a character which are required to be described or referred to in the Registration Statement or to be filed as exhibits thereto by the 1933 Act or by the 1933 Act Regulations, other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof or references thereto in the Registration Statement are correct and accurate in all material respects.

                    (I) No consent, approval, authorization of any governmental agency or authority or, to the knowledge of such counsel, no order of any court, is required to be obtained by the Company, the Operating Partnership or any Subsidiary in connection with the offering, issuance or sale of the Securities under this Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws of any state or other jurisdiction and except for such as have been obtained.

                    (J) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein by the Company and the Operating Partnership do not and will not contravene any provision of the Delaware Act, the Delaware General Corporation Law, California law or federal laws, do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Communities or any other property or assets of the Company, the Operating Partnership or any Subsidiary pursuant to any agreement or instrument filed as an exhibit to the Registration Statement or to the documents incorporated by reference into the Prospectus, nor has any such action resulted or will such action result in any violation of the charter, bylaws, certificate of limited partnership, partnership agreement or other governing document, as the case may be, of the Operating Partnership, the Financing Partnership or Evans Withycombe Finance, Inc. or, to such counsel's knowledge, any judgment, ruling, order, regulation or administrative or court decree applicable to the business or properties of such entities.

                    (K) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated before or threatened by the Commission.

                    (L) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial and related statistical data included therein or omitted therefrom, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                    (M) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules and other financial and related statistical data included therein or omitted therefrom, as to which no opinion need be rendered), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

                    (N) The information in the Prospectus under "FEDERAL INCOME TAX CONSIDERATIONS," to the extent that it constitutes matters of law, summaries of legal matters, documents, proceedings or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                    (O) The Company has been and is organized in conformity with the requirements for qualification as a REIT under the Code, and its method of operation has at all times enabled, and its proposed method of operation as described in the Prospectus and as represented by management will enable, it to meet the requirements for taxation as a REIT under the Code.

                    (P) None of the Company, the Operating Partnership or any Subsidiary is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined under the 1940 Act, or is or will be required to be registered under the 1940 Act.

                    (Q) Each of the Operating Partnership and the Financing Partnership has at all times been treated, and, since its acquisition by the Company, the Ashton Partnership has been treated, and each of them will be treated, for federal income tax purposes as a partnership and not as an association taxable as a corporation or publicly traded partnership.

                    (R) Evans Withycombe Finance, Inc. has at all times been treated, and will be treated, as a "qualified REIT subsidiary" under Section 856(i) of the Code.

               (ii) The favorable opinion, dated as of the Closing Time, of Ballard Spahr Andrews & Ingersoll, counsel for the Company and the Operating Partnership with respect to matters of Maryland law, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                    (A) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

                    (B) The Company has the full corporate power and corporate authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement.

                    (C) All of the issued and outstanding Common Shares, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and nonassessable and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising under the Maryland General Corporation Law, the charter or bylaws of the Company or, to such counsel's knowledge, otherwise.

                    (D) The authorized capital stock of the Company conforms to the description thereof incorporated by reference into the Prospectus. Except for options under the 1994 Stock Option Plan and Units of the Operating Partnership, there are (i) to such counsel's knowledge no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company and
               (ii) no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for such shares or any other securities of the Company pursuant to the Company's charter or bylaws, or to such counsel's knowledge, any agreement or other instrument to which the Company is a party or by which it is bound.

                    (E) The Company has duly authorized and reserved a sufficient number of Common Shares for issuance upon redemption of outstanding Units issued by the Operating Partnership as contemplated by the Partnership Agreement and for issuance upon the exercise of options under the 1994 Stock Option Plan.

                    (F) The form of share certificate evidencing the Common Shares (including the Securities) is in due and proper form and complies with all applicable requirements of the Maryland General Corporation Law, with any applicable requirements of the charter and bylaws of the Company and the requirements of the New York Stock Exchange.

                    (G) The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in Schedule B hereto, (i) will be validly issued, fully paid and nonassessable, and (ii) no holder of Securities is or will be subject to personal liability for the obligations of the Company solely by reason of being such a holder.

                    (H) The issuance and sale of the Securities by the Company and the sale of the Securities by the Selling Shareholders is not subject to preemptive or other similar rights arising under the Maryland General Corporation Law, the charter or bylaws of the Company or, to such counsel's knowledge, otherwise.

                    (I) This Agreement has been duly authorized, executed and delivered by the Company, in its individual capacity and in its capacity as the general partner of the Operating Partnership.

                    (J) No consent, approval, authorization, order of or qualification with any court or governmental agency or authority or other entity is required to be obtained by the Company, the Operating Partnership or any Subsidiary under the Maryland General Corporation Law in connection with the offering, issuance or sale of the Securities under this Agreement except for such as have been obtained.

                    (K) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not and will not contravene any provision of the Maryland General Corporation Law, nor has any such action resulted or will such action result in any violation of the charter or bylaws of the Company, or, to such counsel's knowledge, any judgment, ruling, order, regulation or administrative or court decree issued under or pursuant to the Maryland General Corporation Law and applicable to the business or properties of the Company.

               (iii) The favorable opinion, dated as of the Closing Time, of Reid W. Butler, Senior Vice President, General Counsel and Secretary of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                    (A) The Management Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Arizona. The Management Company has full corporate power and authority to own, lease and operate its properties and to conduct the business in which it is engaged or proposes to engage as described in the Prospectus. The Management Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each jurisdiction in which qualification to transact business is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not result in a Material Adverse Effect. All of the issued shares of capital stock of the Management Company have been duly authorized and are validly issued, fully paid and nonassessable and, to the knowledge of such counsel, are owned of record as described in the Company's initial public offering prospectus, free and clear of all liens, charges and encumbrances.

                    (B) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein (i) do not contravene any provision of Arizona law, (ii) did not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the Communities or any other property or assets of the Company, the Operating Partnership or any Subsidiary, (iii) to such counsel's knowledge, did not and will not constitute a breach of, or default under any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Management Company is a party or by which the Management Company may be bound, or to which any of the property or assets of the Management Company is subject, and (iv) will not result in any violation of the charter or bylaws of the Management Company or, to such counsel's knowledge, any judgment, ruling, order, regulation or administrative or court decree applicable to the business or properties of the Management Company, except such conflict, violation or breach which would not result in a Material Adverse Effect.

                    (C) Except for the Selling Shareholders (i) there are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement and (ii) there are no other persons with registration or other similar rights to have any securities otherwise registered by the Company under the 1933 Act, except, in the case of (ii) above, holders of Units issued in connection with the Company's purchase of the Ashton Apartments in Corona Hills, California and Acacia Creek in Scottsdale, Arizona, Messrs. Evans and Withycombe and the Continuing Investors (as defined in the Company's initial public offering prospectus).

               (iv) The favorable opinion, dated as of the Closing Time, of Latham & Watkins, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request.

               (v)  In giving their opinions required by subsections (b)(i) and
          (b)(iv), respectively, of this Section 5, Gibson, Dunn & Crutcher LLP and Latham & Watkins shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial and related statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial and related statistical data included or incorporated by reference therein, as to which counsel need make no statement), at the time the Prospectus was issued (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the date of such prospectus), or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving its opinion, Gibson, Dunn & Crutcher LLP and Latham & Watkins may rely as to matters of Maryland law upon the opinion of Ballard Spahr Andrews & Ingersoll, which opinions shall be in form and substance reasonably satisfactory to counsel for the Underwriters. Each such opinion required by subsections (b)(i) and (b)(iv) shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

          (c) OPINION OF COUNSEL FOR THE SELLING SHAREHOLDERS. At Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Sullivan & Worcester LLP, counsel for AEW, and of Hale and Dorr, counsel for Copley, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto.

          (d) CLOSING MATTERS. At the Closing Time, (i) the Registration Statement and the Prospectus shall contain all statements that are required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, and neither the Registration Statement nor the Prospectus shall contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, (ii) the representations and warranties in Section 1 hereof shall be true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect, whether or not arising in the ordinary course of business, (iv) no action, suit or proceedings at law or in equity shall be pending or, to the knowledge of the Company or the Operating Partnership, threatened against such entity or any Subsidiary before or by any court or governmental agency wherein an unfavorable decision, ruling or finding might result in any Material Adverse Effect other than as set forth in the Prospectus, (v) no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction and (vi) the Representatives shall have received, at the Closing Time, a Certificate of the Chairman of the Board and Chief Executive Officer and the chief financial or chief accounting officer of the Company, in its individual capacity and as the general partner of the Operating Partnership, dated as of the Closing Time, stating its compliance with subparagraphs (i) through (v) of this subsection (d), and stating that each of the Company and the Operating Partnership has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time. As used in this Section 5(d) the term "Prospectus" means the Prospectus in the form first used by the Underwriter to confirm sales of the Securities.

          (e) CERTIFICATE OF SELLING SHAREHOLDERS. At Closing Time, the Representatives shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that
(i) the representations and warranties of each Selling Shareholder contained in
Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

          (f) ACCOUNTANT'S COMFORT LETTER. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements, pro forma financial statements and pro forma and adjusted financial statements and information of the Company and its affiliates and certain financial information contained in the Registration Statement and the Prospectus.

          (g) BRING-DOWN COMFORT LETTER. At the Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section 5, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

          (h) APPROVAL OF LISTING. At or prior to the Closing Time, the Securities shall have been duly listed on the New York Stock Exchange, subject only to official notice of issuance.

          (i) NO OBJECTION. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (j) LOCK-UP AGREEMENT. On or before the date of this Agreement, the Representatives shall have received a lock-up agreement, substantially in the form of Exhibit B hereto, signed by each of the persons listed on Schedule D hereto.

          (k) ADDITIONAL DOCUMENTS. At the Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the

Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          (l) CONDITIONS TO PURCHASE OF OPTION SECURITIES. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Operating Partnership contained herein and the statements in any certificates furnished by the Company and the Operating Partnership hereunder shall be true and correct in all material respects as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

               (i) OFFICERS' CERTIFICATE. A certificate, dated such Date of Delivery, of the Chairman of the Board and Chief Executive Officer and the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

               (ii) SELLING SHAREHOLDER CERTIFICATES. A certificate, dated such Date of Delivery, of an Attorney-in-Fact on behalf of each Selling Shareholder confirming that the certificate delivered at Closing Time pursuant to Section 5(e) remains true and correct as of such Date of Delivery.

               (iii) OPINION OF COUNSEL FOR COMPANY. The favorable opinion of Gibson, Dunn & Crutcher LLP, counsel for the Company and the Operating Partnership, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(i) and 5(b)(v) hereof.

               (iv) OPINION OF MARYLAND COUNSEL FOR COMPANY. The favorable opinion of Ballard Spahr Andrews & Ingersoll Maryland counsel for the Company and the Operating Partnership, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(ii) hereof.

               (v) OPINION OF THE COMPANY'S SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY. The favorable opinion of Reid W. Butler, Senior Vice President, General Counsel and Secretary of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(iii).

               (vi) OPINION OF COUNSEL FOR AEW AND OF COUNSEL FOR COPLEY. The favorable opinion of Sullivan & Worcester LLP, counsel for AEW, and of Hale and Dorr, counsel for Copley, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(c).

               (vii) OPINION OF COUNSEL FOR UNDERWRITERS. The favorable opinion of Latham & Watkins, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(iv) and 5(b)(v) hereof.

               (viii) BRING-DOWN COMFORT LETTER. A letter from Ernst & Young LLP in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to
          Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this Paragraph shall be a date not more than five days prior to such Date of Delivery.

          If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company and the Selling Shareholders at any time at or prior to the Closing Time or such Date of Delivery, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 hereof shall survive any such termination and remain in full effect.

          SECTION 6.  INDEMNIFICATION.

            Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever for which indemnification is provided under subsection (i) above, if (subject to Section 6(e) below) such settlement is effected with the written consent of the Company and the Operating Partnership; and

               (iii) against any and all expense whatsoever (including, the fees and charges of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever for which indemnification is provided under subsection (i) above, to the extent that any such expense is not paid under subsection (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information contained in the last paragraph on the front cover page, the last paragraph on the inside front cover page and the second paragraph in the section of the Prospectus under the heading "UNDERWRITING" and furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED FURTHER, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto, but excluding documents incorporated or deemed to be incorporated by reference therein) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented, if applicable) would have completely corrected the defect giving rise to such loss, liability, claim, damage or expense, except that this proviso shall not be applicable if such defect shall have been corrected in a document which is incorporated or deemed to be incorporated by reference in the Prospectus.

          (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of the breach or alleged breach of such

          Selling Shareholder's representations and warranties in Section 1(b)(i)(B) hereof;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, PROVIDED, HOWEVER, that such untrue statement of a material fact or omission or alleged omission of a material fact relates to information with respect to such Selling Shareholder contained in the Registration Statement, such preliminary prospectus or the Prospectus;

               (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever for which indemnification is provided under subsection (i) and (ii) above, if (subject to Section 6(e) below) such settlement is effected with the written consent of the Selling Shareholder; and

               (iv) against any and all expense whatsoever (including, the fees and charges of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, for which indemnification is provided under subsection (i) and (ii) above, to the extent that any such expense is not paid under subsection (i),
          (ii) or (iii) above;

PROVIDED that the liability of each Selling Shareholder for indemnification and contribution under this Agreement shall be limited to an amount equal to the net proceeds received by such Selling Shareholder from the Underwriters for the sale of Securities; PROVIDED, FURTHER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information contained in the last paragraph on the front cover page, the last paragraph on the inside front cover page and the second paragraph in the section of the Prospectus under the heading "UNDERWRITING" and furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED FURTHER, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto, but excluding documents incorporated or deemed to be incorporated by reference therein) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented, if applicable) would have completely corrected the defect giving rise to such loss, liability, claim, damage or expense, except that this proviso shall not be applicable if such defect shall have been corrected in a document which is incorporated or deemed to be incorporated by reference in the Prospectus.

          (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, the Operating Partnership, the Company's directors, each of the officers of the Company who signed the Registration Statement, each Selling Shareholder, each person, if any, who controls the Company, the Operating Partnership or a Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information contained in the last paragraph on the front cover page, the last paragraph on the inside front cover page and the second paragraph in the section of the Prospectus under the heading "UNDERWRITING" and furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (d) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch and shall be reasonably satisfactory to the indemnifying person(s), and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company and the Selling Shareholders and shall be reasonably satisfactory to Merrill Lynch. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) and Section 6(b)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (f) The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

          SECTION 7.  CONTRIBUTION.  If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient (other than by reason of the indemnified party not being entitled to indemnification in accordance with the specific terms of Section 6 hereof) to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

          The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total discount received by it exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Company and each person, if any, who controls a Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as such Selling Shareholder. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

          Notwithstanding the foregoing, a Selling Shareholder shall not be required to contribute any amount in excess of the net proceeds received by such Selling Shareholder from the sale of Securities. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

          SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company or the general partner of the Operating Partnership or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, the Operating Partnership or the Selling Shareholders, and shall survive delivery of the Securities to the Underwriters.

          SECTION 9.  TERMINATION OF AGREEMENT.

          (a) The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Shares has been suspended by the Commission or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or Arizona authorities.

          (b) If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

          SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at the Closing Time or Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, and, except as otherwise provided herein, the Company or any Selling Shareholder.

          No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company and any Selling Shareholder shall have the right to postpone the Closing Time or a Date of Delivery for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

          SECTION   DEFAULT BY ONE OR MORE OF THE SELLING SHAREHOLDERS OR THE
COMPANY.

          (a) If a Selling Shareholder shall fail at Closing Time to sell and deliver the number of Securities which such Selling Shareholder is obligated to sell hereunder, then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Shareholder, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6 and 7 shall remain in full force and effect or (b) elect to purchase the Securities which the non-defaulting Selling Shareholder has agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect to such default.

          In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representative(s) and the Company and the non-defaulting Selling Shareholder shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

          (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party; provided, however, that the provisions of Sections 4, 6 and 7 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

          SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201, attention of Equity Capital Markets; notices to either the Company or the Operating Partnership shall be directed to it at 6991 East Camelback Road, Suite A-200, Scottsdale, Arizona 85251, attention of Stephen O. Evans, Chairman of the Board and Chief Executive Officer; notices to AEW shall be directed to 225 Franklin Street, Boston, Massachusetts 02110, attention of J. Grant Monahon, Esq. and notices to Copley shall be directed to 399 Boylston Street, Boston, Massachusetts 02116, attention of Timothy B. Fraser.

          SECTION 13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company, the Operating Partnership and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, the Operating Partnership and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, the Operating Partnership and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

          SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

          SECTION 15. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms.

                         Very truly yours,

                         EVANS WITHYCOMBE RESIDENTIAL, INC.


                         By
                           ----------------------------------------------------
                                 Stephen O. Evans,
                                 Chairman of the Board and Chief Executive
                                 Officer


                         EVANS WITHYCOMBE RESIDENTIAL, L.P.

                         By:  Evans Withycombe Residential, Inc.,
                              General Partner


                         By
                           ----------------------------------------------------
                                 Stephen O. Evans,
                                 Chairman of the Board and
                                 Chief Executive Officer

                         AEW PARTNERS, L.P.


                         By
                           ----------------------------------------------------
                                 As Attorney-in-Fact acting
                                 on behalf of the above entity


                         CIIF ASSOCIATES II LIMITED PARTNERSHIP


                         By
                           ----------------------------------------------------
                                 As Attorney-in-Fact acting
                                 on behalf of the above entity

  CONFIRMED AND ACCEPTED,
  as of the date first above written:


  MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
  DEAN WITTER REYNOLDS INC.
  MORGAN STANLEY & CO. INCORPORATED
  SMITH BARNEY INC.


  By: Merrill Lynch, Pierce, Fenner & Smith
     Incorporated


  By
    ------------------------------------------
     Name:
     Title:

  For themselves and as Representatives of the other
  Underwriters named in Schedule A hereto.

                                   SCHEDULE A



                                                                     Number
        Name of Underwriter                                      of Securities
        -------------------                                      -------------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated . . . . . . . . . . . . . . . . . . . .

Dean Witter Reynolds Inc.. . . . . . . . . . . . . . . . . . . .

Morgan Stanley & Co. Incorporated  . . . . . . . . . . . . . . .
Smith Barney Inc.. . . . . . . . . . . . . . . . . . . . . . . .
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,500,000
                                                                  -------------
                                                                  -------------

                                  Schedule A-1

                                   SCHEDULE B

                                                    Maximum Number of
                      Number of Initial          Option Securities to Be
                    Securities to be Sold                 Sold
                    ---------------------        -----------------------
Company                   2,000,000                         *
AEW                       1,787,500                         *
Copley                      712,500                         *
                          ---------
Total.......              4,500,000                      675,000
                          ---------                     --------
                          ---------                     --------

*  See Section 2(b) of the attached Agreement


                                  Schedule B-1

                                   SCHEDULE C

                                4,500,000 Shares

                       EVANS WITHYCOMBE RESIDENTIAL, INC.

                            (a Maryland corporation)

                                  Common Stock

                           (Par Value $.01 Per Share)



          1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $_____.

          2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $_____, being an amount equal to the initial public offering price set forth above less $____ per share; PROVIDED that the purchase price per share for any Option Securities (as defined in the Purchase Agreement) purchased upon exercise of the over-allotment option described in Section 2(b) of the Purchase Agreement shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Initial Securities (as defined in the Purchase Agreement) but not payable on the Option Securities.



                                  Schedule C-1

                                   SCHEDULE D




AEW Partners, L.P.
CIIF Associates II Limited Partnership
Stephen O. Evans
F. Keith Withycombe
Richard G. Berry
Paul R. Fannin
Jay E. Northrop
G. Edward O'Clair
David L. Williams
Reid W. Butler
Joseph F. Azrack
G. Peter Bidstrup
Joseph W. O'Connor
John O. Theobald II



                                  Schedule D-1

                                                                       EXHIBIT A

              FORM OF OPINION OF COUNSEL FOR THE RESPECTIVE SELLING SHAREHOLDERS TO BE DELIVERED PURSUANT TO SECTION 5(c)



          (i) To our knowledge, no filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we express no opinion) is necessary or required to be obtained by the Selling Shareholder for the performance by the Selling Shareholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery by the Selling Shareholder of the Securities it is selling.

          (ii) The Power of Attorney and Custody Agreement has been duly executed and delivered by the Selling Shareholder and constitutes the valid and binding agreement of the Selling Shareholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors generally, and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
          (iii) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

          (iv) The Attorney-in-Fact has been duly authorized by the Selling Shareholder to deliver the Securities on behalf of the Selling Shareholder in accordance with the terms of the Purchase Agreement.

          (v) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities being sold by the Selling Shareholder and the consummation of the transactions contemplated in the Purchase Agreement and the performance by the Selling Shareholder of its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities being sold by the Selling Shareholder or any property or assets of the Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement known to us to which the Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Shareholder may be subject nor will such action result in any violation of the provisions of the limited partnership agreement of the Selling Shareholder, if applicable, or, to our knowledge, any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Shareholder or any of its properties (except that no opinion is expressed as to federal or state securities laws)

          (vi) Upon consummation of the sale of the Securities pursuant to the Purchase Agreement, assuming the Underwriters purchased the Securities for value in good faith and without notice of any adverse claim, each of the Underwriters will have acquired all rights of the Selling Shareholder in the Securities purchased by it from such Selling Shareholder, free and clear of any adverse claim within the meaning of the Uniform Commercial Code, and the Selling Shareholder has the full right, power and authority (A) to enter into the Purchase Agreement and the Power of Attorney and Custody Agreement and (B) to sell, transfer and deliver the Securities to be sold by the Selling Shareholder under the Purchase Agreement.

                                                                       EXHIBIT B

                               _________ __, 1996




MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
DEAN WITTER REYNOLDS INC.
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.
  as Representatives of the several Underwriters
c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters  - North Tower
250 Vesey Street
World Financial Center
New York, New York  10281-1209

          Re:  PROPOSED PUBLIC OFFERING BY EVANS WITHYCOMBE RESIDENTIAL, INC.

Dear Ladies and Gentleman:

          The undersigned, a stockholder [and an officer and/or director] of Evans Withycombe Residential, Inc., a Maryland corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Dean Witter Reynolds Inc., Morgan Stanley & Co. and Smith Barney Inc. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the Selling Shareholders providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 120 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge (other than a pledge to a lending institution as collateral or security for a bona fide loan), sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or partnership units ("Units") of Evans Withycombe Residential, L.P. or any security convertible into or exchangeable or exercisable for Common Stock or Units, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock or Units, whether any such swap or transaction described in clause
(i) or (ii) above is to be settled by delivery of Common Stock, Units or other securities, in cash or otherwise.

                              Very truly yours,



                              Signature:
                                             -------------------------
                              Print Name:
                                         -----------------------------